                                                                     Exhibit 99b

                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                    MAY 1997







The Trustee is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel USA, Inc. have not cooperated with the Trustee by providing the necessary information. The books and Records are missing. Therefore, it is impossible for the Trustee to file a complete Monthly Operating Report.





                                            /s/ Barry L. Solomon
                                        --------------------------------------
                                        BARRY L. SOLOMON, TRUSTEE

                                INCOME STATEMENT
                                 (Accrual Basis)
                                  (Month/Year)
                                      5/97

                                                              Current                Year to
                                                               Month                   Date
                                                            ------------           ------------
Income                                                      $    5930.73           $    5970.53
                                                            ------------           ------------
Cost of Goods Sold
        Beginning Inventory                                 $                      $
                                                            ------------           ------------
        Inventory Purchases                                 $                      $
                                                            ------------           ------------
        Ending inventory                                    $                      $
                                                            ------------           ------------
        Total Costs of Goods Sold                           $        -0-           $        -0-
                                                            ------------           ------------
Operating Expenses
        Salaries and Wages                                  $                      $
                                                            ------------           ------------
        Employee Benefits                                   $                      $
                                                            ------------           ------------
        Equipment Lease Payments                            $                      $
                                                            ------------           ------------
        Rent                                                $                      $
                                                            ------------           ------------
        Secured Debt Payments                               $                      $
                                                            ------------           ------------
        Utilities                                           $                      $
                                                            ------------           ------------
        Telephone                                           $                      $
                                                            ------------           ------------
        Repairs & Maintenance                               $    2710.00           $    2710.00
                                                            ------------           ------------
        Misc. Office Expense                                $                      $
                                                            ------------           ------------
        Advertising                                         $                      $
                                                            ------------           ------------
        Travel & Entertainment                              $                      $
                                                            ------------           ------------
        Professional Fees                                   $                      $
                                                            ------------           ------------
        Depreciation                                        $                      $
                                                            ------------           ------------
        Insurance:     Liability                            $                      $
                                                            ------------           ------------
                       Property                             $                      $
                                                            ------------           ------------
                       Vehicle                              $                      $
                                                            ------------           ------------
                       Worker's Compensation                $                      $
                                                            ------------           ------------
                       Other___________________             $                      $
                                                            ------------           ------------
        Taxes:         Payroll                              $                      $
                                                            ------------           ------------
                       Sales                                $                      $
                                                            ------------           ------------
                       Income                               $                      $
                                                            ------------           ------------
                       Real Property                        $                      $
                                                            ------------           ------------
                       Personal Property                    $                      $
                                                            ------------           ------------
        Total Operating Expenses                            $    2710.00           $    2710.00
                                                            ------------           ------------
        Total Profit (Loss) from Operations                 $    3220.73           $    3260.73
                                                            ------------           ------------
Other Income (Expense)                                      $                      $
                                                            ------------           ------------
        Gain (Loss) on Sale of Assets                       $                      $
                                                            ------------           ------------
        Interest Expense                                    $                      $
                                                            ------------           ------------
        Interest Income                                     $       8.61           $       8.69
                                                            ------------           ------------
        Dividend income                                     $                      $
                                                            ------------           ------------
        Total                                               $       8.61           $       8.69
                                                            ------------           ------------
Total Profit (Loss) for Month                               $    3229.34           $    3269.42
                                                            ------------           ------------


                                  (Form No. 2)

                                INCOME STATEMENT
                          SCHEDULE OF PROFESSIONAL FEES

                                                              Current               Prepayment
                                                               Fees                   Balance
                                                              Accrued                (If any)
                                                            ------------           ------------
Name of Professional:

        Attorneys:

        Accountants:

        Other:





                                  (Form No. 2)

                               CASH FLOW STATEMENT
                                  (Month/Year)
                                      5/97

                                                                                    Projected
                                                               Current             For current
                                                                Month                 Month
                                                            ------------           ------------
         Receipts:

                 Sales (Cash Only)                          $    5930.73           $
                                                            ------------           ------------
                 Collections of Accounts Receivable         $                      $
                                                            ------------           ------------
                 Other Income                               $       8.61           $
                                                            ------------           ------------

         Total Receipts                                     $    5939.34           $
                                                            ------------           ------------

         Disbursements:

                 Purchases and Inventory                    $                      $
                                                            ------------           ------------
                 Salaries and Wages                         $                      $
                                                            ------------           ------------
                 Employee Benefits                          $                      $
                                                            ------------           ------------
                 Equipment Lease Payments                   $                      $
                                                            ------------           ------------
                 Rent                                       $                      $
                                                            ------------           ------------
                 Secured Debt Payments                      $                      $
                                                            ------------           ------------
                 Outside Services                           $                      $
                                                            ------------           ------------
                 Telephone                                  $                      $
                                                            ------------           ------------
                 Repairs & Maintenance                      $    2710.00           $
                                                            ------------           ------------
                 Misc. Office Expense                       $                      $
                                                            ------------           ------------
                 Advertising                                $                      $
                                                            ------------           ------------
                 Travel & Entertainment                     $                      $
                                                            ------------           ------------
                 Professional Fees                          $                      $
                                                            ------------           ------------
                 Court Costs                                $                      $
                                                            ------------           ------------

         Insurance:      Liability                          $                      $
                                                            ------------           ------------
                         Property                           $                      $
                                                            ------------           ------------
                         Vehicle                            $                      $
                                                            ------------           ------------
                         Worker's Compensation              $                      $
                                                            ------------           ------------
                         Other                              $                      $
                                                            ------------           ------------

         Taxes:          Payroll                            $                      $
                                                            ------------           ------------
                         Sales                              $                      $
                                                            ------------           ------------
                         Income                             $                      $
                                                            ------------           ------------
                         Real Property                      $                      $
                                                            ------------           ------------
                         Personal Property                  $                      $
                                                            ------------           ------------

         Total Disbursements                                $    2710.00           $
                                                            ------------           ------------

         Cash Flow                                          $    3229.34           $
                                                            ------------           ------------


                                  (Form No. 3)

                                 RECAPITULATION
                                      5/97

Balance from Prior Month

        General Account                                                    $  40.08
                                                                           --------
               Bank:  CHASE
               Branch:  New York
               Account #:  312731324365

        SAN JACINTO POWER                                                  $     .00
                                                                           --------
               Bank:  CHASE
               Branch:  New York
               Account #:  312750667865

        Tax Account                                                        $
                                                                           --------
               Bank:
               Branch:
               Account #:

Balance to Carry Forward to Next Month:

               General Account                                             $  51.58
                                                                           --------
               SAN JACINTO POWER                                           $3217.84
                                                                           --------
               Tax Account:                                                $
                                                                           --------





                                  (Form No. 3)

                          PROJECTED CASH FLOW STATEMENT
                                  (Month/Year)



                                                                     Next                 Following
                                                                     Month                  Month
                                                                 ------------           ------------
         Projected Receipts:

                 Sales (Cash Only)                               $                      $
                                                                 ------------           ------------
                 Collections of Accounts Receivable              $                      $
                                                                 ------------           ------------
                 Other Income                                    $                      $
                                                                 ------------           ------------

         Total Projected Receipts                                $                      $
                                                                 ------------           ------------

         Projected Disbursements:

                 Purchases and Inventory                         $                      $
                                                                 ------------           ------------
                 Salaries and Wages                              $                      $
                                                                 ------------           ------------
                 Employee Benefits                               $                      $
                                                                 ------------           ------------
                 Equipment Lease Payment                         $                      $
                                                                 ------------           ------------
                 Rent                                            $                      $
                                                                 ------------           ------------
                 Secured Debt Payments                           $                      $
                                                                 ------------           ------------
                 Utilities                                       $                      $
                                                                 ------------           ------------
                 Telephone                                       $                      $
                                                                 ------------           ------------
                 Repairs & Maintenance                           $                      $
                                                                 ------------           ------------
                 Misc. Office Expense                            $                      $
                                                                 ------------           ------------
                 Advertising                                     $                      $
                                                                 ------------           ------------
                 Travel & Entertainment                          $                      $
                                                                 ------------           ------------
                 Professional Fees                               $                      $
                                                                 ------------           ------------
                 Depreciation                                    $                      $
                                                                 ------------           ------------

         Insurance:      Liability                               $                      $
                                                                 ------------           ------------
                         Property                                $                      $
                                                                 ------------           ------------
                         Vehicle                                 $                      $
                                                                 ------------           ------------
                         Worker's Compensation                   $                      $
                                                                 ------------           ------------
                         Other                                   $                      $
                                                                 ------------           ------------

         Taxes:          Payroll                                 $                      $
                                                                 ------------           ------------
                         Sales                                   $                      $
                                                                 ------------           ------------
                         Income                                  $                      $
                                                                 ------------           ------------
                         Real Property                           $                      $
                                                                 ------------           ------------
                         Personal Property                       $                      $
                                                                 ------------           ------------

         Total Projected Disbursements                           $                      $
                                                                 ------------           ------------

         Projected Cash Flow                                     $                      $
                                                                 ------------           ------------


                                  (Form No. 4)

                                           BALANCE SHEET
                                           (MONTH/YEAR)
                                               5/97

                                              Assets

Current Assets:

        Cash                                                      $     3269.42
                                                                  -------------
               Accounts Receivable               $
                                                 -------------
               Allowance for Doubtful
                       Accounts                  $
                                                 -------------
               Accounts Receivable (Net)                          $
                                                                  -------------
               Inventory                                          $
                                                                  -------------
               Prepaid Expenses                                   $
                                                                  -------------

               Total Current Assets                                               $     3269.42
                                                                                  -------------

Property and Equipment (Fair Market Value)

               Real Property                                      $
                                                                  -------------
               Machinery and Equipment                            $
                                                                  -------------
               Furniture and Fixtures                             $
                                                                  -------------
               Office Equipment                                   $
                                                                  -------------
               Leasehold Improvements                             $
                                                                  -------------
               Vehicles                                           $
                                                                  -------------
               Other___________________                           $
                                                                  -------------

               Total Property and Equipment                                       $         -0-
                                                                                  -------------

Total Assets:                                                                     $     3269.42
                                                                                  -------------



                                  (Form No. 5)

                                   LIABILITIES
                                      5/97

Postpetition Liabilities (Accrued and Unpaid)

        Salaries & Wages                       $
                                               -------------
        Payroll Taxes                          $
                                               -------------
        Sales Taxes                            $
                                               -------------
        Income Taxes                           $
                                               -------------
        Real Property Taxes                    $
                                               -------------
        Personal Property Taxes                $
                                               -------------
        Accounts Payable                       $
                                               -------------
        Postpetition Real Property
               Lease Arrearages                $
                                               -------------
        Postpetition Equipment
               Lease Arrearages                $
                                               -------------
        Accrued Professional Fees
        Other________________________          $
                                               -------------
                  __________________________   $
                                               -------------

        Total Postpetition Liabilities                         $         -0-
                                                               -------------
Prepetition Liabilities

        Priority Debt                          $
                                               -------------
        Secured Debt                           $
                                               -------------
        Unsecured Debt                         $
                                               -------------

        Total Prepetition Liabilities                          $
                                                               -------------

Shareholder's Equity

        Common Stock                                           $
                                                               -------------
        Paid-In Capital                                        $
                                                               -------------
        Retained Earnings                      $     3269.42
                                               -------------

        Total Shareholder's Equity                             $     3269.42
                                                               -------------

        Total Liabilities & Equity                             $     3269.42
                                                               -------------


                                  (Form No. 5)

                              Monthly Questionnaire

I.      Accounts Payable and Receivable Aging:

        Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation come due. Provide summary information below for both accounts payable and accounts receivable:

                                     Accounts Payable       Accounts Receivable
                                     ----------------       -------------------
Less Than 31 Days Past Due
31 to 60 Days Past Due
61 to 90 Days Past Due
91 to 120 Days Past Due
Over 120 Days Past Due

II.     Payments to Secured Creditors and Lessors:

        Identify every secured Creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.



                         Payment         Periodic         Date of              Post Petition Payments
Creditor Name            Period          Payment           Last            Made                  Missed
and Address              (mo/wk)         Amount           Payment           #     Amt.      #      Amt.
----------------         -------         ------           -------         ------  ----    -----  ------





                                  (Form No. 6)

MONTHLY QUESTIONNAIRE
Page 2

III.    Tax Liability

        Gross Payroll Expense for Report Month:             $

        Gross Sales Subject to Sales Tax for Report Month   $

                                                                  Postpetition Taxes
                                      Date      Amount         Due But        Accrued But
                                      Paid       Paid          Not Paid         Not Due
                                      ----      ------         --------       -----------
Federal Payroll & Withholding
State Payroll & Withholding
State Sales & Use

IV.      INSURANCE COVERAGE

                                                                            Policy
                                          Carrier/        Amount of       Expiration      Policy Paid
                                         Agent Name       Coverage           Date         Through Date
                                         ----------       ---------       ----------      ------------
Worker's Compensation Liability
Fire & Extended Coverage
Property
Theft
Vehicle
Life (Beneficiary):
Other (specify):

V.       Postpetition Payments

         A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order?

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

         B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court?

         If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

VI.      Narrative

         Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:

MONTHLY QUESTIONNAIRE

VII.     U.S. Trustee Fees

                     Total                                                                Total Quarterly
Quarter           Disbursement           Quarterly        Amount          Date              Fees Due But
Ending           During Quarter             Fee            Paid           Paid               Not Paid
-------          --------------          ---------        ------          ----            ---------------




DATE SUBMITTED:          06/26/97

                                     FORM 2

                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE          : 97-30265 G   POWERTEL USA, INC.      TRUSTEE     : BARRY L. SOLOMON (480141)
TAXPAYER I.D. : 84-0897771,                          DEPOSITORY  : CHEMICAL BANK
DATE FILED    : 02/26/97                             ACCOUNT     : 312731324365 - MONEY MARKET ACCOUNT
PERIOD ENDING : 01/01/00 - 05/31/97                  BOND AMOUNT : BLANKET BOND


-----------------------------------------------------------------------------------------------------------------------------------
TANS.     {REF #}/                                                                                                     MONEY MARKET
DATE      CHECK #   PAID TO/RECEIVED FROM        DESCRIPTION OF TRANSACTION         MEMO RECEIPTS    DISBURSEMENTS       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
03/28/97            SMITH, KATZENSTEIN & FURLOW  CERTIFICATES OF STOCK                  40.00                             40.00
                                                 OWNERSHIP
04/30/97            THE CHASE MANHATTAN BANK     Interest posting from THE CHASE         0.08                             40.08
                                                 MANHATTAN BANK on 4/30/97
                                                 Current Interest Rate is 2.6000%
05/29/97     {1}    BANK OF AMERICA              CLOSE BANK ACCOUNTS                    11.42                             51.50
05/30/97            THE CHASE MANHATTAN BANK     Interest posting from THE CHASE         0.08                             51.58
                                                 MANHATTAN BANK on 05/30/97;
                                                 Current Interest Rate is 2.6000%
                                                                                       ------            -----           ------
                                                             ACCOUNT TOTALS:           $51.58            $0.00           $51.58
                                                             Less Bank Transfers:      $ 0.00            $0.00
                                                                                       ------            -----
                                                    NET RECEIPTS/DISBURSEMENTS:        $51.58            $0.00
                                                             CASE TOTALS:              $51.58            $0.00           $51.58
                                                             Less Bank Transfers       $ 0.00            $0.00
                                                                                       ------            -----
                                                 NET RECEIPTS/DISBURSEMENTS:           $51.58            $0.00


                                                 Gross Receipts:                       $51.58
                                                 Less Payments to Debtor:              $ 0.00
                                                         Net Estates:                  $51.58

DATE SUBMITTED:          06/26/97

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE          : 97-30265A G  SAN JACINTO POWER CORP     TRUSTEE     : BARRY L. SOLOMON (480141)
TAXPAYER I.D. : 88-0309701,                             DEPOSITORY  : CHEMICAL BANK
DATE FILED    : 02/26/97                                ACCOUNT     : 312750667865 - MONEY MARKET ACCOUNT
PERIOD ENDING : 01/01/00 - 05/31/97                     BOND AMOUNT : BLANKET BOND

------------------------------------------------------------------------------------------------------------------------------------
TANS.     {REF #}/                                                                                                      MONEY MARKET
DATE      CHECK #   PAID TO/RECEIVED FROM             DESCRIPTION OF TRANSACTION        MEMO RECEIPTS   DISBURSEMENTS     BALANCE
------------------------------------------------------------------------------------------------------------------------------------
05/06/97            SOUTHERN CALIFORNIA EDISON        PURCHASED 330,000 KWH OF             5,919.31                      5,919.31
                    P O BOX 700                       ENERGY 3-1-97 TO 4-1-97
                    ROSEMEAD, CA  91770

05/16/97    101     DESERTRON ELECTRIC, INC           CONTRACT                                            -2,500.00      3,419.31
                    P O  BOX 1060
                    N PALM SPRINGS, CA  92258-1060
05/27/97    102     CONTRACTORS CRANE SERVICES, LLC   REPAIRS                                               -210.00      3,209.31
                    P O BOX 1156
                    N PALM SPRINGS, CA  92258
05/30/97            THE CHASE MANHATTAN BANK          Interest posting from THE CHASE          8.53                      3,217.84
                                                      MANHATTAN BANK on 05/30/97;
                                                      Current Interest Rate is 2.6000%
                                                                                          ---------      ----------     ---------
                                                         ACCOUNT TOTALS:                  $5,927.84      $-2,710.00     $3,217.84
                                                         Less Bank Transfers:             $    0.00      $     0.00
                                                                                          ---------      ----------
                                                         NET RECEIPTS/DISBURSEMENTS:      $5,927.84      $-2,710.00
                                                            CASE TOTALS:                  $5,927.84      $-2,710.00     $3,217.84
                                                            Less Bank Transfers           $    0.00      $     0.00
                                                                                          ---------      ----------
                                                         NET RECEIPTS/DISBURSEMENTS:      $5,927.84      $-2,710.00


                                                      Gross Receipts:                     $5,927.84
                                                      Less Payments to Debtor:            $    0.00
                                                         Net Estates:                     $5,927.84